UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 22, 2005

ING USA Annuity and Life Insurance Company
(Exact name of registrant as specified in its charter)

Iowa	333-123457	41-0991508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 Dunwoody Drive, West Chester, Pennsylvania	19380-1478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 425-3400
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Omnibus Instrument
Opinion of Eric G. Banta
Opinion of Sidley Austin Brown & Wood LLP
Opinion of Sidley Austin Brown & Wood LLP

Item 9.01 Financial Statements and Exhibits.
The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-123457), as amended, of ING USA Annuity and Life Insurance Company, filed with the Securities and Exchange Commission on March 18, 2005 and amended on April 22, 2005 and May 17, 2005.
(c) Exhibits

Exhibit 4.1	Omnibus Instrument, dated as of September 15, 2005, relating to ING USA Global Funding Trust 2

Exhibit 5.1	Opinion of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to ING USA Annuity and Life Insurance Company.

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP, counsel to ING USA Annuity and Life Insurance Company (re: tax matters).

Exhibit 23.1	Consent of Eric G. Banta, internal counsel for ING USA Annuity and Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ING USA ANNUITY AND LIFE INSURANCE COMPANY (Registrant)
Date: September 22, 2005	By:	/s/ Karen A. Czizik
		Name:	Karen A. Czizik
		Title:	Vice President

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 4.1	Omnibus Instrument, dated as of September 15, 2005, relating to ING USA Annuity and Life Insurance Company.

Exhibit 5.1	Opinion of Eric G. Banta, internal counsel for ING USA Annuity and Insurance Company.

Exhibit 5.2	Opinion of Sidley Austin Brown & Wood LLP, counsel to ING USA Annuity and Life Insurance Company.

Exhibit 8	Opinion of Sidley Austin Brown & Wood LLP, counsel to ING USA Annuity and Life Insurance Company (re: tax matters).

Exhibit 23.1	Consent of Eric G. Banta, internal counsel to ING USA Annuity and Life Insurance Company (included in Exhibit 5.1).

Exhibit 23.2	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 5.2).

Exhibit 23.3	Consent of Sidley Austin Brown & Wood LLP (included in Exhibit 8).